                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (earliest event reported):      APRIL 27, 1999


                          RAMAPO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEW JERSEY                            0-7806                22-1946561
--------------------------------------------------------------------------------
  (State or other jurisdiction of           (Commission       (I.R.S. Employer
    incorporation or organization)          File No.)        Identification No.)


  64 MOUNTAIN VIEW BOULEVARD, WAYNE, NEW JERSEY                       07470
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (973)  696-6100


                                      NONE
--------------------------------------------------------------------------------
( Former name, former address and former fiscal year, if changed since last report).

ITEM 5.  OTHER MATTERS.
-----------------------

         The Corporation's special meeting of stockholders was held on April 27, 1999. The sole item of business was the approval of the merger into Valley National Bancorp.

         The merger was approved by the shareholders by the affirmative vote of a majority of the shareholders present in person or by proxy and entitled to vote. On the record date, 8,151,449 shares were outstanding. The results of the balloting of votes cast at the meeting were as follows:

                          For       5,566,104   (99.33%)
                          Against      34,679    (0.62%)
                          Abstain       2,826    (0.05%)




ITEM 7.  EXHIBITS.
------------------

99.1     Press Release - Ramapo Financial Corporation Announces Merger Approved



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   RAMAPO FINANCIAL CORPORATION
                                                  ------------------------------
                                                           (Registrant)



Date:   April 29, 1999                        By:  /s/ WALTER A. WOJCIK, JR.
      -----------------                           ------------------------------
                                                       Walter A. Wojcik, Jr.
                                                             Treasurer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                           TITLE
-----------                           -----


    99.1 Press Release - Ramapo Financial Corporation Announces Merger Approved